UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014

Daktronics, Inc.
(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification Number)

201 Daktronics Drive
Brookings, SD  57006
(Address of principal executive office) (zip code)

(605) 692-0200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K (the “Report”) contains both historical and forward-looking statements that involve risks, uncertainties and assumptions. The statements contained in this Report that are not purely historical are forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including statements regarding our expectations, beliefs, intentions and strategies for the future. These statements appear in a number of places in this Report and include all statements that are not historical statements of fact regarding our intent, belief or current expectations with respect to, among other things: (i) our financing plans; (ii) trends affecting our financial condition or results of operations; (iii) our growth strategy and operating strategy; (iv) the declaration and payment of dividends; (v) the timing and magnitude of future contracts; (vi) parts shortages and longer lead times; (vii) fluctuations in margins; and (viii) the introduction of new products and technology. The words “may,” “would,” “could,” “should,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “intend,” “plans” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond our ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors discussed herein, including those discussed in detail in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the fiscal year ended April 27, 2013 in the section entitled “Item 1A. Risk Factors”

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure
On February 28, 2014, Daktronics, Inc. (NASDAQ - DAKT) issued a press release announcing the declaration of a dividend which is attached hereto as Exhibit 99.1 and furnished pursuant to Item 7.01, Regulation FD Disclosure.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits:

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

99.1 Press Release furnished pursuant to Item 7.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: February 28, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release furnished pursuant to Item 7.01